File No. 33-48926
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

     Pre-Effective Amendment No.                                        [  ]


     Post-Effective Amendment No. 7                                     [X]


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


     Amendment No. 7                                                    [X]


                       (Check appropriate box or boxes.)

                   DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York           10166
          (Address of Principal Executive Offices)      (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                          Daniel C. Maclean III, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----


      X   on December 1, 1995 pursuant to paragraph (b)
     ----


          60 days after filing pursuant to paragraph (a)(i)
     ----


          on     (date)      pursuant to paragraph (a)(i)
     ----


          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----
If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, 1995 was filed on September 27, 1995.



                   DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)



Items in                                 Short Term           Intermediate
Part A of                                Income Fund          Term Income Fund
Form N-1A      Caption                   Page                 Page
---------      --------                  -----------          ----------------



  1            Cover Page                Cover               Cover

  2            Synopsis                  3                   3

  3            Condensed Financial
               Information               4                   *

  4            General Description of
               Registrant                4                   3

  5            Management of the Fund    7                   4

  5(a)         Management's Discussion
               of Fund's Performance     *                   *

  6            Capital Stock and Other
               Securities                18                  25

  7            Purchase of Securities
               Being Offered             8                   9

  8            Redemption or
               Repurchase                13                  17

  9            Pending Legal
               Proceedings               *                   *




Items in
Part B of
Form N-1A      Caption                                        Both Funds
---------      --------                                       ----------



     10        Cover Page                                     Cover

     11        Table of Contents                              Cover

     12        General Information and History                B-30

     13        Investment Objectives and Policies             B-2

     14        Management of the Fund                         B-12





_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                   DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)



Items in
Part B of
Form N-1A      Caption                                        Both Funds
---------      --------                                       ----------



     15        Control Persons and Principal Holders
               of Securities                                  B-16

     16        Investment Advisory and Other Services         B-16

     17        Brokerage Allocation                           B-28

     18        Capital Stock and Other Securities             B-30

     19        Purchase, Redemption and Pricing of
               Securities Being Offered                       B-18, B-20

     20        Tax Status                                     *

     21        Underwriters                                   B-18

     22        Calculations of Performance Data               B-29

     23        Financial Statements                           B-40




Items in
Part C of
Form N-1A      Caption                                        Both Funds
---------      --------                                       ----------



     24        Financial Statements and Exhibits              C-1

     25        Persons Controlled by or Under
               Common Control with Registrant                 C-4

     26        Number of Holders of Securities                C-4

     27        Indemnification                                C-4










_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                   DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)



Items in
Part C of
Form N-1A      Caption                                        Both Funds
---------      --------                                       ----------



     28        Business and Other Connections of
               Investment Adviser                             C-5

     29        Principal Underwriters                         C-13

     30        Location of Accounts and Records               C-14

     31        Management Services                            C-14

     32        Undertakings                                   C-14




_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.



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PROSPECTUS                                                 DECEMBER 1, 1995
                       DREYFUS SHORT TERM INCOME FUND


----------------------------------------------------------------------------


        DREYFUS SHORT TERM INCOME FUND (THE "FUND") IS A SEPARATE NON-DIVERSIFIED PORTFOLIO OF DREYFUS INVESTMENT GRADE BOND FUNDS, INC., AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND INVESTS PRINCIPALLY IN A BROAD RANGE OF INVESTMENT GRADE DEBT SECURITIES OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS A DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY OF THREE YEARS OR LESS.


        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY.
        THE FUND PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN USE IN AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 1, 1995, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
----------------------------------------------------------------------------
                                TABLE OF CONTENTS
                                                                         PAGE


             ANNUAL FUND OPERATING EXPENSES....................             3
             CONDENSED FINANCIAL INFORMATION...................             4
             DESCRIPTION OF THE FUND...........................             4
             MANAGEMENT OF THE FUND............................             7
             HOW TO BUY SHARES.................................             8
             SHAREHOLDER SERVICES..............................            10
             HOW TO REDEEM SHARES..............................            13
             SHAREHOLDER SERVICES PLAN.........................            15
             DIVIDENDS, DISTRIBUTIONS AND TAXES................            15
             PERFORMANCE INFORMATION...........................            17
             GENERAL INFORMATION...............................            18
             APPENDIX..........................................            19


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Page Intentionally Left Blank
     Page 2


                             ANNUAL FUND OPERATING EXPENSES
                      (as a percentage of average daily net assets)
    Management Fees (after expense reimbursement)..................................................        .35%
    Other Expenses.................................................................................        .45%
    Total Fund Operating Expenses (after expense reimbursement)....................................        .80%


EXAMPLE:
    You would pay the following
    expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at                    1 YEAR      3 YEARS         5 YEARS        10 YEARS
    the end of each time period:                                  $8             $26            $44            $99


----------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
----------------------------------------------------------------------------


        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Total Fund Operating Expenses noted above have been restated to reflect the Company's termination of its Rule 12b-1 plan and an undertaking by The Dreyfus Corporation that if, in any fiscal year through July 31, 1996, certain Fund expenses, including the management fee, exceed
 .80% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to The Dreyfus Corporation underthe Management Agreement or bear, such excess expense. The expenses noted above, without reimbursement, would have been: Management Fees _ .50% and Total Fund Operating Expenses _ .95%. The information in the foregoing table does not reflect any other fee waivers or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."


                     CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                       FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                                   YEAR ENDED JULY 31,
                                                                                      ----------------------------------
PER SHARE DATA:                                                                        1993(1)        1994           1995
                                                                                     -------         -----          ------
  Net asset value, beginning of year...............................                  $12.50          $12.47         $11.94
                                                                                     ------          ------         ------
  INVESTMENT OPERATIONS:
  Investment income_net ..........................................                      .89             .84            .85
  Net realized and unrealized (loss) on investments................                    (.01)           (.54)          (.05)
                                                                                     ------          ------         ------
  TOTAL FROM INVESTMENT OPERATIONS.................................                     .88             .30            .80
                                                                                     ------          ------         ------
  DISTRIBUTIONS:
  Dividends from investment income-net.............................                    (.89)           (.83)          (.85)
  Dividends from net realized gain on investments..................                    (.02)             -_            -_
                                                                                     ------          ------         ------
  TOTAL DISTRIBUTIONS..............................................                    (.91)           (.83)          (.85)
                                                                                     ------          ------         ------
  Net asset value, end of year.....................................                  $12.47          $11.94         $11.89
                                                                                     ======          =======       ------
TOTAL INVESTMENT RETURN............................................                    7.68%(2)        2.47%         7.05%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets .........................                    -_               .24%          .61%
  Ratio of net investment income to average net assets.............                    7.58%(2)        6.79%         7.26%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation..........................                    1.12%(2)         .71%          .34%
  Portfolio Turnover Rate..........................................                   54.59%(3)       74.90%       511.62%
  Net Assets, end of year (000's omitted)..........................                $205,736        $277,028      $210,524
-----------------
(1)From August 18, 1992 (commencement of operations) to July 31, 1993.
(2)Annualized.
(3)Not annualized.


        Further information about the Fund's performance is contained in its annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                   DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES


        Under normal market conditions, the Fund invests at least 65% of its net assets in investment grade debt securities and securities with debt-like characteristics, such as bonds, debentures, notes, mortgage-related securities and asset-backed securities of domestic and foreign issuers and municipal obligations. The Fund may invest up to 30% of the value of its total assets in securities of foreign issuers. See "Appendix_Certain Portfolio Securities."


         Page 4


        Investment grade debt securities are those rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Ratings Group, a division of TheMcGraw Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's and BBB by S&P, Fitch and Duff are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. The Fund may invest up to 35% of the value of its net assets in debt securities rated lower than Baa by Moody's and BBB by S&P, Fitch and Duff and as low as Caa by Moody's and CCC by S&P, Fitch and Duff, or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Securities rated Caa by Moody's and CCC by S&P, Fitch and Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. The Fund intends to invest less than 35% of its net assets in securities rated lower than investment grade or if unrated, deemed to be of comparable quality by TheDreyfus Corporation. See "Investment Considerations and Risks _ Lower Rated Securities" below for a discussion of certain risks, and "Appendix" in the Statement of Additional Information. Under normal market conditions, the dollar-weighted average maturity of the Fund's portfolio is three years or less.



        The Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.


        The Fund's annual portfolio turnover rate, under certain market conditions, could exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as foreign currency transactions, leveraging and lending portfolio securities. See also "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below and "Investment Objective and Management Policies _ Management Policies"in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information for a further discussion of certain risks.


FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Lower Rated Securities" and "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.


         Page 5


LOWER RATED SECURITIES _ The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) debt securities. These are securities such as those rated Ba by Moody's or BB by S&P, Fitch or Duff or as low as Caa by Moody's or CCC by S&P, Fitch or Duff (commonly known as junk bonds). They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix _ Certain Portfolio Securities_Ratings."


FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
FOREIGN CURRENCY EXCHANGE _ Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix _ Investment Techniques _ Foreign Currency Transactions."



USE OF DERIVATIVES _ The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.


NON-DIVERSIFIED STATUS _ The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets
           Page 6
invested in any one issuer. The Fund may not invest more than 25% of its assets in any one industry. These limitations do not apply to U.S. Government securities.


SIMULTANEOUS INVESTMENTS _ Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                          MANAGEMENT OF THE FUND


INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1995, The Dreyfus Corporation managed or administered approximately $80 billion in assets for more than 1.8 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Gerald E. Thunelius. He has held that position since June 1994, and has been an employee of The Dreyfus Corporation since May 1989. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $203 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.



        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume. For the fiscal year ended July 31, 1995, the Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .21 of 1% of the value of the Fund's average daily net assets pursuant to undertakings by The Dreyfus Corporation.




        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services.
        Page 7
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN_ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, One American Express Plaza, Providence, Rhode Island 02903, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


                       HOW TO BUY FUND SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an invest ment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O.
Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED
          Page 8
TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900117028/Dreyfus Investment Grade Bond Funds, Inc./Dreyfus Short Term Income Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. You should include your Fund account number on the Account
Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."

        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued generally by using available market quotations or at fair value which may be determined by one or more pricing services approved by the Company's Board. Each pricing services, procedures are reviewed under the general supervision of the Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Page 9
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE _ You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306.
                         SHAREHOLDER SERVICES
FUND EXCHANGES
        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.



        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your
         Page 10
holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


DREYFUS AUTO-EXCHANGE PRIVILEGE


        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. See "Dividends, Distributions and Taxes." For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
          Page 11
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM


        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."


DREYFUS DIVIDEND OPTIONS


        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.



        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.


        Page 12
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566;
for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                              HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE
OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK
REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE
CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check
         Page 13
Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


CHECK REDEMPTION PRIVILEGE _ You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of the Fund's shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor a Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for
         Page 14
which certificates have been issued may not be redeemed by Redemption Check. Shares held under Keogh Plans, IRAs or other Dreyfus retirement plans are not eligible for this Privilege. This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


WIRE REDEMPTION PRIVILEGE _ You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

TELEPHONE REDEMPTION PRIVILEGE _ You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege. DREYFUS TELETRANSFER PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                        SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                      DIVIDENDS, DISTRIBUTIONS AND TAXES


        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Dividends usually are paid on the last business day of each month. The
          Page 15
Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.


        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        Page 16
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that the Fund has qualified for the fiscal year ended July 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                             PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Bond Buyer's 20-Bond Index, Morningstar, Inc. and other industry publications. The Fund's yield should generally be higher than money market funds (the Fund, however, does not seek to main-
       Page 17
tain a stabilized price per share and may not be able to return an investors' principal), and its price per share should fluctuate less than long term bond funds (which generally have somewhat higher yields).
                             GENERAL INFORMATION


        The Company was incorporated under Maryland law on June 26, 1992, and commenced operations on August 18, 1992. Before November 8, 1995, the Company's name was Dreyfus Short-Term Income Fund, Inc. The Company is authorized to issue one billion shares of Common Stock (with 500 million shares allocated to the Fund), par value $.001 per share. Each share has one vote.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of two series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S.
and Canada, call 516-794-5452.
         Page 18
                                 APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
LEVERAGE _ Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
        The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.


USE OF DERIVATIVES _ Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Fund can increase, decrease or change the risk of its portfolio by making investments in specific securities.


        In addition, Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


LENDING PORTFOLIO SECURITIES _ The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. Loans of portfolio securities afford the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least
       Page 19
100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


FORWARD COMMITMENTS _ The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed at the time the Fund enters into the commitment. However, the Fund does not make a payment until it receives delivery from the other party to the transaction. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
MORTGAGE-RELATED SECURITIES _ Mortgage-related securities are a form of Derivative collateralized by pools of mortgages assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. For further discussion concerning the investment considerations involved, see "Description of the Fund _ Investment Considerations and Risks _ Fixed-Income Securities" and "Illiquid Securities" below.
ASSET-BACKED SECURITIES _ Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat
         Page 20
loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.
        Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.


MUNICIPAL OBLIGATIONS _ Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.



        While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.


ZERO COUPON SECURITIES _ The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
MONEY MARKET INSTRUMENTS _ The Fund may invest, in the circumstances described under "Description of the Fund_Management Policies," in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
       Page 21
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A-by S&P, Fitch or Duff or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.



ILLIQUID SECURITIES _ The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.



RATINGS _ Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. S&P, Fitch and Duff typically assign a CCC rating to debt which has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repay-
        Page 22
ment of principal. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.


        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.


        The average distribution of investments in corporate bonds by ratings for the fiscal year ended July 31, 1995, calculated monthly on a dollar weighted basis, was as follows:




    MOODY'S          OR        S&P, FITCH OR DUFF             PERCENTAGE
-------------                    -------------                 --------
       Aaa                            AAA                       27.9%
       Aa                              AA                        8.9
       A                               A                        30.4
      Baa                             BBB                       23.4
       Ba                              BB                        4.9
       B                               B                         3.1
       NR                              NR                         .9*
                                                               -----
                                                                99.5%**
                                                               =======



        The actual distribution of the Fund's corporate bond investments by ratings on any given date will vary. In addition, the distribution of the Fund's investments by ratings as set forth above should not be considered as representative of the Fund's future portfolio composition.

----------------

* These unrated securities have been determined by The Dreyfus Corporation to be of comparable quality to securities rated B.
** Approximately .5% of the Fund's assets were invested in cash or cash equivalents.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
        Page 23
DREYFUS


Short Term


Income
Fund
Prospectus
(LION LOGO)
Copy Rights 1995 Dreyfus Service Corporation
                                         083p5120195

Registration Mark



__________________________________________________________________________


PROSPECTUS                                                 DECEMBER 1, 1995


__________________________________________________________________________

                    DREYFUS INTERMEDIATE TERM INCOME FUND
__________________________________________________________________________

                Dreyfus Intermediate Term Income Fund (the "Fund") is a separate diversified portfolio of Dreyfus Investment Grade Bond Funds, Inc., an open-end, management investment company (the "Company"), known as a mutual fund. The Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital. The Fund will invest principally in a broad range of investment grade debt securities of domestic and foreign issuers and expects to maintain a duration of five years or less and a dollar-weighted average portfolio maturity ranging between three and ten years.

                You can invest, reinvest or redeem shares at any time without charge or penalty.

                The Fund provides free redemption checks, which you can use in amounts of $500 or more for cash or to pay bills. You continue to earn income on the amount of the check until it clears. You can purchase or redeem shares by telephone using Dreyfus TeleTransfer.

                The Dreyfus Corporation will professionally manage the Fund's portfolio.


                This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.


                The Statement of Additional Information, dated December 1, 1995, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.



                Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The net asset value of funds of this type will fluctuate from time to time.



                             TABLE OF CONTENTS


                                                              Page

                Annual Fund Operating Expenses . . . . . . .
                Description of the Fund. . . . . . . . . . .
                Management of the Fund . . . . . . . . . . .
                How to Buy Shares. . . . . . . . . . . . . .
                Shareholder Services . . . . . . . . . . . .
                How to Redeem Shares . . . . . . . . . . . .
                Shareholder Services Plan. . . . . . . . . .
                Dividends, Distributions and Taxes . . . . .
                Performance Information. . . . . . . . . . .
                General Information. . . . . . . . . . . . .
                Appendix . . . . . . . . . . . . . . . . . .



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                    ANNUAL FUND OPERATING EXPENSES
              (as a percentage of average daily net assets)


  Management Fees . . . . . . . . . . . . .   .75%
  Other Expenses. . . . . . . . . . . . . .   .45%
  Total Fund Operating
    Expenses. . . . . . . . . . . . . . . .  1.20%


Example:

  You would pay the following
  expenses on a $1,000
  investment, assuming (1) 5%                1 Year       3 Years
  annual return and (2) redemption
  at the end of each time period:            $12          $38


                The amounts listed in the example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

                The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Other Expenses are based on estimated amounts for the current fiscal year. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. For a further description of the various costs and expenses incurred in the operation of the Fund, as well as expense reimbursement or waiver arrangements, see "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."

                           DESCRIPTION OF THE FUND

Investment Objective

                The Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

Management Policies


                Under normal market conditions, the Fund will invest at least 65% of the value of its net assets in investment grade debt securities and securities with debt-like characteristics of domestic and foreign issuers. These securities include bonds, debentures, notes, money market instruments, mortgage-related securities, asset-backed securities, municipal obligations, convertible debt obligations and convertible preferred stock. See "Appendix--Certain Portfolio Securities." The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political subdivisions, agencies or instrumentalities. The Fund may invest up to 15% of the value of its total assets in securities of foreign issuers, including securities of companies whose principal activities are in, or governments of, emerging markets. Under normal market conditions, the Fund will invest in a portfolio of securities with a duration of five years or less and a dollar-weighted average maturity ranging between three and ten years.


                Investment grade debt securities are those rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's and BBB by S&P, Fitch and Duff are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. The Fund may invest up to 35% of the value of its net assets in debt securities rated lower than Baa by Moody's and BBB by S&P, Fitch and Duff and as low as Caa by Moody's and CCC by S&P, Fitch and Duff, or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Securities rated Caa by Moody's and CCC by S&P, Fitch and Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. The Fund intends to invest less than 35% of its net assets in debt securities rated lower than investment grade or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. See "Investment Considerations and Risks--Lower Rated Securities" below for a discussion of certain risks, and "Appendix" in the Statement of Additional Information.


                Under normal market conditions, the Fund will seek to provide performance results that equal or exceed the Lehman Brothers Aggregate Bond Index (the "Index"), which is a broad investment grade bond index that measures the total investment return (capital change plus income) provided by a universe of over 6,000 fixed-income securities, weighted by the market value outstanding of each security. As of
    , 1995, the effective duration of the securities comprising the Index was approximately ___ years and their weighted average maturity was approximately ___ years.

                Duration is a means of assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of five years would be expected to decline 5% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 5% if interest rates fell 1%. The market price of a bond with a duration of ten years would be expected to increase or decline twice as much as the market price of a bond with a five-year duration.


                The Fund's annual portfolio turnover rate is not expected to exceed 100%. The Fund may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, leveraging, short-selling and lending portfolio securities. See "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objective and Management Policies-- Management Policies" in the Statement of Additional Information.


Investment Considerations and Risks

General--The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.


Fixed-Income Securities--Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.


Lower Rated Securities--The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) debt securities. These are securities such as those rated Ba by Moody's or BB by S&P, Fitch or Duff or as low as Caa by Moody's, or CCC by S&P, Fitch or Duff (commonly known as junk bonds). They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix--Certain Portfolio Securities-- Ratings."

Foreign Securities--Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

                Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

                Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, that those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain developing countries.

                Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Foreign Currency Exchange--Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix--Investment Techniques--Foreign Currency Transactions."

Use of Derivatives--The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures, mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix--Investment Techniques--Use of Derivatives" below and "Investment Objective and Management Policies-- Management Policies--Derivatives" in the Statement of Additional Information.

Simultaneous Investments--Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                           MANAGEMENT OF THE FUND


Investment Adviser--The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1995, The Dreyfus Corporation managed or administered approximately $80 billion in assets for more than $1.8 million investor accounts nationwide.


                The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Kevin M. McClintock. He has held that position since inception of the Fund, and has been employed by The Dreyfus Corporation since _________.
[Description to Come]. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.



                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $203 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.



                Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of
 .75 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.



Expenses--All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.


                The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services.

Distributor--The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


Transfer and Dividend Disbursing Agent and Custodian--Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, One American Express Plaza, Providence, Rhode Island 02903, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


                              HOW TO BUY SHARES

                Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

                The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases.
Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

                You may purchase Fund shares by check or wire, or through the Dreyfus TeleTransfer Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. These orders will be forwarded to the Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 89000_____/Dreyfus Investment Grade Bond Funds, Inc./Dreyfus Intermediate Term Income Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. You should include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number preceded by the digits "1111."

                Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued generally by using available market quotations or at fair value which may be determined by one or more pricing services approved by the Company's Board. Each pricing services, procedures are reviewed under the general supervision of the Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net
Asset Value" in the Statement of Additional Information.

                For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

                The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

Dreyfus TeleTransfer Privilege--You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

                If you have selected the Dreyfus TeleTransfer Privilege, you may request a Dreyfus TeleTransfer purchase of shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306.

                            SHAREHOLDER SERVICES

Fund Exchanges

                You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


                To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. See "How to Redeem Shares--Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


                Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

Dreyfus Auto-Exchange Privilege


                Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. See "Dividends, Distributions and Taxes." For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.


Dreyfus-Automatic Asset BuilderRegistrationMark

                Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

Dreyfus Government Direct Deposit Privilege

                Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participa-tion in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.

Dreyfus Payroll Savings Plan

                Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee.
No such fee currently is contemplated.

Dreyfus Step Program


                Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620.
You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."


Dreyfus Dividend Options

                Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.



                For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.


Automatic Withdrawal Plan

                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of $.50 for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

Retirement Plans

                The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                            HOW TO REDEEM SHARES

General

                You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

                The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, Dreyfus TeleTransfer purchase or Dreyfus-Automatic Asset Builder order, which may take up to eight business days or more. In addition, the Fund will not honor Redemption Checks under the Check Redemption Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

                The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

Procedures

                You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TeleTransfer Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

                You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

Regular Redemption--Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. These requests will be forwarded to the Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

Check Redemption Privilege--You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of the Fund's shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor a Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. Shares held under Keogh Plans, IRAs or other Dreyfus retirement plans are not eligible for this Privilege. This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes").
Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege--You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

Telephone Redemption Privilege--You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


Dreyfus TeleTransfer Privilege--You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


                If you have selected the Dreyfus TeleTransfer Privilege, you may request a Dreyfus TeleTransfer redemption of shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

                          SHAREHOLDER SERVICES PLAN

                The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

                     DIVIDENDS, DISTRIBUTIONS AND TAXES

                Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Dividends usually are paid on the last business day of each month. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

                Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

                Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


                Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

                Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

                It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

                You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

                           PERFORMANCE INFORMATION

                For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.

                Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."

                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.

                Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

                Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., the Lehman Brothers Aggregate Bond Index, Moody's Bond Survey Bond Index, Bond Buyer's 20-Bond Index, Morningstar, Inc. and other industry publications.

                             GENERAL INFORMATION


                The Company was incorporated under Maryland law on June 26, 1992, and commenced operations on August 18, 1992. Before
November 8, 1995, the Company's name was Dreyfus Short-Term Income Fund, Inc. The Company is authorized to issue one billion shares of Common
Stock (with 500 million shares allocated to the Fund), par value $.001 per share. Each share has one vote.


                Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

                The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.

                To date, the Board has authorized the creation of two series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

                The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.

                Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.


                                  APPENDIX

Investment Techniques

Foreign Currency Transactions--Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

                Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.


Leverage--Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 33-1/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


                The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.


Short-Selling--In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security; it will realize a gain if the security declines in price between those dates.


                Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer if, as a result of such sale, the Fund would have sold short in the aggregate more than 5% of the outstanding securities of that class.



                The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.


Use of Derivatives--Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

                The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


                Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Fund can increase, decrease or change the risk of its portfolio by making investments in specific securities.



                In addition, Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.



                If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


Lending Portfolio Securities--The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. Loans of portfolio securities afford the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.



Forward Commitments--The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed at the time the Fund enters into the commitment. However, the Fund does not make a payment until it receives delivery from the other party to the transaction. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.


Forward Roll Transactions--In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collaterized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. A segregated account of the Fund consisting of cash, U.S. Government securities or other high quality liquid debt securities at least equal to the amount of the repurchase price (including accrued interest) will be established and maintained at the Fund's custodian bank.

Certain Portfolio Securities

Mortgage-Related Securities--Mortgage-related securities are a form of Derivative collateralized by pools of mortgages assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. For further discussion concerning the investment considerations involved, see "Description of the Fund--Investment Considerations and Risks--Fixed-Income Securities" and "Illiquid Securities" below.

Asset-Backed Securities--Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

                Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Convertible Securities--Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


Municipal Obligations--Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.


                While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

Zero Coupon Securities--The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.


Money Market Instruments--The Fund may invest in the following types of money market instruments.


                U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

                Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

                Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

                Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

                Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

                Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


                Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.


Illiquid Securities--The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


Ratings--Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. S&P, Fitch and Duff typically assign a CCC rating to debt which has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.


                The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.

                No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.





__________________________________________________________________________


             DREYFUS INVESTMENT GRADE BOND FUNDS, INC.

                  DREYFUS SHORT TERM INCOME FUND
               DREYFUS INTERMEDIATE TERM INCOME FUND

                              PART B
               (STATEMENT OF ADDITIONAL INFORMATION)
                         DECEMBER 1, 1995

__________________________________________________________________________


       This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the series named above (each, a "Fund") of Dreyfus Investment Grade
Bond Funds, Inc. (the "Company"), dated December 1, 1995, as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


               Call Toll Free 1-800-645-6561
               In New York City -- Call 1-718-895-1206
               Outside the U.S. and Canada -- Call 516-794-5452

       The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

       Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

                          TABLE OF CONTENTS
                                                                         Page


Investment Objective and Management Policies. . . . . . . . . . . . . .  B-2
Management of the Company . . . . . . . . . . . . . . . . . . . . . . .  B-12
Management Agreement. . . . . . . . . . . . . . . . . . . . . . . . . .  B-16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .  B-18
Shareholder Services Plan . . . . . . . . . . . . . . . . . . . . . . .  B-19
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . .  B-20
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . .  B-22
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . .  B-26
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . . .  B-27
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . .  B-28
Performance Information . . . . . . . . . . . . . . . . . . . . . . . .  B-30
Information About the Funds . . . . . . . . . . . . . . . . . . . . . .  B-31
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors. . . . . . . . . . . . . . . . . . .  B-31
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-33
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .  B-40
Report of Independent Auditors. . . . . . . . . . . . . . . . . . . . .  B-50



INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

       The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Portfolio Securities


       Municipal Obligations. (All Funds) Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.


       Mortgage-Related Securities.  (All Funds)

Government-Agency Securities--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-Related Securities--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

       Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie
Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.



       Foreign Government Obligations; Securities of Supranational Entities. (All Funds) A Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

       Repurchase Agreements. (All Funds) The Funds' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

       Commercial Paper and Other Short-Term Corporate Obligations. (All Funds) These instruments include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.


       Convertible Securities. (All Funds) Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.



       Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.



       As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. As with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.


       Illiquid Securities. (All Funds) Where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by a Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Manager to monitor carefully the relevant Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies


       Leverage. (All Funds) For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Each Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent a Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.



       Lending Portfolio Securities. (All Funds) A Fund may lend securities from its portfolio to brokers, dealers and other financial institutions.
In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.



       The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.



       Derivatives. (All Funds) A Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.



       Dreyfus Intermediate Term Income Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.



       Futures Transactions--In General. (Dreyfus Intermediate Term Income Fund only) The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.


       Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.
Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

       Successful use of futures by the Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

       Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

       Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.


       Options--In General. (Dreyfus Intermediate Term Income Fund only) The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.


       A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

       There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

       Future Developments. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.


       Forward Commitments. (All Funds) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Investment Consolidations and Risks


       Lower Rated Securities. (All Funds) A Fund is permitted to invest in debt securities rated Ba and below by Moody's Investors Service, Inc. ("Moody's") or BB and below by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Ratings Co. ("Duff" and with Moody's, S&P and Fitch, the "Rating Agencies") or as low as Caa by Moody's or CCC by S&P, Fitch or Duff. Such securities, though higher yielding, are characterized by risk. See in the Fund's Prospectus "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" for a discussion of certain risks and the Appendix for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


       Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

       Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

       Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

       These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

       The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues.
The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

Investment Restrictions


       Each Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. In addition, Dreyfus Intermediate Term Income Fund has adopted investment restrictions numbered 14 and 15 as fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Neither Fund may:


        1. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices.

        2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate. In particular, the Fund may purchase mortgage-backed securities and real estate investment trust securities.

        3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

        4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

        5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

        6. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3, and 9 may be deemed to give rise to a senior security.

        8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

        9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices.

       10.     Purchase, sell or write puts, calls or combinations thereof.

       11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

       12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or as they may be acquired as part of a merger, consolidation or acquisition of assets.

       13. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in futures, including those relating to indices, and options on futures or indices.


       The following investment restrictions numbered 14 and 15 apply only to Dreyfus Intermediate Term Income Fund. Dreyfus Intermediate Term Income Fund may not:


       14. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

       15. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

       If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

       The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.


                       MANAGEMENT OF THE COMPANY

       Directors and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.

Directors of the Company


LUCY WILSON BENSON, Director. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite Corporation, General Re Corporation and Logistics Management Institute. She is also a trustee of the Alfred
       P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of the Gruman Corporation. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 68 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.



*DAVID W. BURKE, Director.  Consultant to the Manager since August 1994.
       From October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 59 years old and his address is 200 Park Avenue, New York, New York 10166.



*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Company's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.



MARTIN D. FIFE, Director. Chairman of the Board of Magar, Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. Mr. Fife is 68 years old and his address if 405 Lexington Avenue, New York, New York 10174.



WHITNEY I. GERARD, Director.  Partner of the New York City law firm of
       Chadbourne & Parke. He is 61 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.



ROBERT R. GLAUBER, Director.  Research Fellow, Center for Business and
       Government at the John F. Kennedy School of Government, Harvard University since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is 56 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.



ARTHUR A. HARTMAN, Director.  Senior consultant with APCO Associates Inc.
       From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is a director of the Hartford Insurance Group and a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Funds (ING/Barings Management). He is a former President of the Harvard Board of Overseers. He is 69 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.



GEORGE L. PERRY, Director.  An economist and Senior Fellow at the
       Brookings Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm Life Insurance Company. He is 61 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.



PAUL D. WOLFOWITZ, Director.  Dean of The Paul H. Nitze School of Advanced
       International Studies at Johns Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State of East Asian and Pacific Affairs of the Department of State. He is 51 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.


       For so long as the Company's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Company.


       The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended July 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, were as follows:



                                                                                                      (5)
                                               (3)                                                    Total Compensation
                      (2)                      Pension or                 (4)                         From Company and
(1)                   Aggregate                Retirement Benefits        Estimated Annual            Fund Complex
Name of Board         Compensation             Accrued as Part of         Benefits Upon               Paid to Board
Member                From Company*            Company's Expenses         Retirement                  Member
______________        _____________            ____________________       _________________           ___________________
Lucy Wilson Benson    $5,000                   none                       none                        $ 64,459 (15)

David W. Burke        $5,000                   none                       none                        $ 27,898 (53)

Joseph S. DiMartino   $2,791                   none                       none                        $445,000**(93)

Martin D. Fife        $5,000                   none                       none                        $ 51,750 (12)

Whitney I. Gerard     $5,000                   none                       none                        $ 52,000 (12)

Robert R. Glauber     $4,375                   none                       none                        $ 79,696 (21)

Arthur A. Hartman     $5,000                   none                       none                        $ 52,000 (12)

George L. Perry       $5,000                   none                       none                        $ 52,000 (12)

Paul D. Wolfowitz     $5,000                   none                       none                        $ 32,631 (11)




* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $871 for all Board members as a group.
**     Estimated amount for the year ending December 31, 1995.

Officers of the Company

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Operating
       Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 37 years old.

JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
       President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.


ELIZABETH BACHMAN, Assistant Secretary.  Counsel to Funds Distributor,
       Inc. and Premier Mutual Fund Services, Inc.. From September 1992 to May 1995, she was enrolled at the Fordam University School of Law, from which she received her J.D. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. She received her B.S. from Cornell University in May 1991.


ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
       General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.

JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
       Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
       Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 59 years old.


MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by Dreyfus. From June 1992 to April 1995, she was a Medical coordination Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World Communications Group. She is 27 years old.


       The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.


       The Company's Board members and officers, as a group, owned less than 1% of each Fund's shares of common stock outstanding on November 2, 1995.



                            MANAGEMENT AGREEMENT

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Management of the Company."

       Management Agreement. The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, as amended August 24, 1995, with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 4, 1994 in respect of Dreyfus Short Term Income Fund and was last approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on August 24, 1995. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


       The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman- -Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration and a director; Daniel C. Maclean, Vice President and General Counsel; Barbara E. Casey, Vice President--Dreyfus Retirement Services; Diane M. Coffey, Vice President--Corporate Communications; Elie
M. Genadry, Vice President--Institutional Sales; William F. Glavin, Jr., Vice President--Corporate Development; Henry D. Gottmann, Vice President- -Retail Sales and Services; Mark N. Jacobs, Vice President--Fund Legal and Secretary; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Katherine C. Wickham, Vice President--Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.



       The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Funds' portfolio managers are Garitt Kono and Gerald Thunelius (with respect to Dreyfus Short Term Income Fund) and Kevin M. McClintock (with respect to Dreyfus Intermediate Term Income Fund). The Manager also maintains research departments with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


       The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

       Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, the Company is subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. See "Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.


       As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of Dreyfus Short Term Income Fund's average daily net assets and .75 of 1% of the value of Dreyfus Intermediate Term Income Fund's average daily net assets. For the period August 18, 1992 (commencement of operations) through July 31, 1993 and for the fiscal years ended July 31, 1994 and 1995, the management fees payable with respect to Dreyfus Short Term Income Fund amounted to $428,814, $1,431,860 and $1,156,674, respectively; however, pursuant to an undertaking in effect, the Manager waived receipt of $428,814, $1,431,860 and $682,003 for fiscal 1993, 1994 and 1995, respectively, resulting in no management fee being paid in fiscal 1993 and 1994 and $474,671 being paid in fiscal 1995 with respect to Dreyfus Short Term Income Fund.


       As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

       The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.


                            PURCHASE OF SHARES

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."


       The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.
In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.



       Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "TransferAgent"), and the New York
Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."


       Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                    SHAREHOLDER SERVICES PLAN

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Shareholder Services Plan."

       The Company has adopted a Shareholder Services Plan, pursuant to which the Company pays the Distributor for the provision of certain services to each Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Company and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents") in respect of these services.

       A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board members for their review. In addition, the Shareholder Services Plan provides that it may be amended only with the approval of the Board members, and by the Board members who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was so approved on August 24, 1995. The Shareholder Services Plan is terminable with respect to each Fund at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.



       Prior Service Plan. As of October 1, 1995, the Company terminated its then-existing Service Plan that had been in effect from August 24, 1994 with respect to Dreyfus Short Term Income Fund only. The Service Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, provided that the Company (i) reimburse the Distributor for payments to Service Agents for distributing shares and servicing shareholder accounts ("Servicing") and
(ii) pay the Manager, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Company and for Servicing, at an aggregate annual rate of
 .20 of 1% of the value of Dreyfus Short Term Income Fund's average daily net assets. Under such plan, for the period August 24, 1994 through July 31, 1995, the total amount payable by the Company was $430,949, of which $103,526 was waived by the Fund, all of which was payable to Dreyfus for advertising and marketing Dreyfus Short Term Income Fund's shares and Servicing. In addition, the Company paid $43,573 for preparing, printing and distributing prospectuses and statements of additional information and for costs associated with implementing and operating such plan.



       As of August 24, 1994, the Company terminated its then-existing Service Plan, which provided for payments to be made to Dreyfus Service Corporation, the Company's distributor prior to such date, for advertising, marketing and distributing Dreyfus Short Term Income Fund's shares and for Servicing at an annual rate of .20 of 1% of the value of the Fund's total assets. For the period from August 1, 1994 through August 23, 1994, the total amount payable by the Company under such plan was $43,686, of which $31,721 was payable for advertising, marketing and distributing Fund shares and Servicing and $11,965 was payable for preparing, printing and distributing prospectuses and statements of additional information and operating such plan.



                        REDEMPTION OF SHARES

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Shares."


       Check Redemption Privilege. An investor may indicate on the Account Application Shareholder Services Plan or by later written request that the Company provide Redemption Checks ("Checks") drawn on the investor's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor.
Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


       If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

       Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

       Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                            Transfer Agent's
       Transmittal Code                     Answer Back Sign

       144295                               144295 TSSG PREP

       Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

       To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

       Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

       Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

       Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

       Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                         SHAREHOLDER SERVICES

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Shareholder Services."

       Fund Exchanges. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

       A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

       B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

       D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

       To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

       To request an exchange, shareholders must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

       To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

       Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

       Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

       Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

       Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

       Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

       A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

       B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

       D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

       Corporate Pension/Profit-Sharing and Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

       Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

       The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

       Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

       The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is ordinarily $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

       Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                    DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."


       Valuation of Portfolio Securities. Substantially all of each Fund's investments (excluding short-term investments) are valued each business day by one or more independent pricing services (the "Service") approved by the Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers.
Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of investments traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Manager. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares.


       Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by the Service, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

       New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Dividends, Distributions and Taxes."


       Management of the Company believes that Dreyfus Short Term Income Fund has qualified for the fiscal year ended July 31, 1995 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is expected that Dreyfus Intermediate Term Income Fund will qualify as a regulated investment company under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, each Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


       Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

       Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under
Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

       Under Section 1256 of the Code, any gain or loss realized by a Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.


       Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.


       If a Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

       Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                          PORTFOLIO TRANSACTIONS

       The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities.
Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Company and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Company.

       Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of the Funds' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Funds for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

       Portfolio turnover may vary from year to year as well as within a year. High turnover rates are likely to result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


       For the period August 18, 1992 (commencement of operations) through July 31, 1993 and for the fiscal years ended July 31, 1994 and 1995, no brokerage commissions were paid by Dreyfus Short Term Income Fund. Gross spreads and concessions on principal transactions which were determinable amounted to $72,750, $31,500 and $432,313 for the same periods, none of which were paid to the Distributor.



       The increase in the gross spreads and commissions on principal transactions paid by Dreyfus Short Term Income Fund for the fiscal year ended July 31, 1995 was caused by the Manager's response to the increase in interest rates during the period. The Manager sought to sell certain portfolio securities and then purchase these securities at a lower price. As the spreads on the securities sold and repurchased widened, the Fund's frequent sale and repurchase of the same security caused it to incur greater gross spreads and commissions on principal transactions.



                             PERFORMANCE INFORMATION

               The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Performance Information."

       Dreyfus Intermediate Term Income Fund had not commenced operations as of the date hereof. Accordingly, no performance information is available for such Fund.


       Dreyfus Short Term Income Fund's current yield for the 30-day period ended July 31, 1995 was 5.65%, which reflects the absorption of certain expenses pursuant to expense limitations in effect. See "Management of the Fund" in the Fund's Prospectus. Had certain expenses not been absorbed, current yield for the same period would have been 5.51%.
Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.



       Dreyfus Short Term Income Fund's average annual return for the 1 and
2.953 year periods ended July 31, 1995 was 7.05% and 5.68%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.



       Dreyfus Short Term Income Fund's total return for the period August 18, 1992 (commencement of operations) through July 31, 1995 was 17.72%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


       From time to time, the Company may compare a Fund's performance with the performance of other instruments, such as certificates of deposit and FDIC-insured bank money market accounts.


                      INFORMATION ABOUT THE FUNDS

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

       Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

       Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

       Each Fund will send annual and semi-annual financial statements to all its shareholders.


          CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS


       The Bank of New York, 90 Washington Street, New York, New York 10286, is the Company's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager is located at One American Express Plaza, Providence, Rhode Island 02903 and serves as the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts during the month, and is reimbursed for certain out-of-pocket expenses. Neither The Bank of New York nor Dreyfus Transfer, Inc. has any
part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund.


       Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to each Fund's
Prospectus.

       Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Company.


                             APPENDIX

       Description of certain ratings assigned by S&P, Moody's, Fitch and
Duff:

S&P

Bond Ratings

                               AAA

       Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

       Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                A

       Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                               BBB

       Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                               BB

       Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                B

       Bonds rated B have a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                               CCC

       Bonds rated CCC have a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

       S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

       The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Bond Ratings

                               Aaa

       Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                A

       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                               Baa

       Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                               Ba

       Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                                B

       Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                               Caa

       Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category [and in the categories below B]. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

       The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch

Bond Ratings

       The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                               AAA

       Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

       Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                 A

       Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                               BBB

       Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               BB

       Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                B

       Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                               CCC

       Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

       Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

       Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

       Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                               F-1+

       Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                               F-1

       Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings

                               AAA

       Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                               AA

       Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                A

       Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                               BBB

       Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment.
Considerable variability in risk during economic cycles.

                               BB

       Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                                B

       Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                               CCC

       Bond rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

       Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

       The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.



DREYFUS SHORT-TERM INCOME FUND, INC.
STATEMENT OF INVESTMENTS                                                                                           JULY 31, 1995
                                                                                                                     PRINCIPAL
BONDS AND NOTES-99.0%                                                                             AMOUNT                 VALUE
                                                                                              ------------------- ----------------
                         BANKING-3.7%............ Capital One Bank,
                                                    Notes, 8 1/8%, 2000.........................  $    5,000,000     $  5,207,925
                                                  Chemical Banking,
                                                    Sub. Notes, 10 3/8%, 1999...................       2,300,000        2,564,068
                                                                                                                    --------------
                                                                                                                        7,771,993
                                                                                                                    --------------
                         BROKERAGE-1.4%.......... Bear Stearns Cos.,
                                                    Sr. Notes, 5 7/8%, 1996.....................       3,000,000        2,995,812
                                                                                                                    --------------
                         CONSUMER-9.6%........... Bass America,
                                                    Gtd. Notes, 6 3/4%, 1999....................       1,000,000        1,006,224
                                                  Coca-Cola Enterprises,
                                                    Notes, 6 1/2%, 1997.........................       6,100,000        6,133,172
                                                  Federal Express,
                                                    Sr. Notes, 9 3/4%, 1996.....................       1,000,000        1,026,654
                                                  IBM,
                                                    Notes, 6 3/8%, 1997.........................       5,000,000        5,019,680
                                                  PepsiCo,
                                                    Notes, 7%, 1996.............................       5,000,000        5,052,015
                                                  Safeway,
                                                    Sr. Medium-Term Notes, Ser. B, 8.07%, 1997..       2,000,000(a)     2,033,660
                                                                                                                    --------------
                                                                                                                       20,271,405
                                                                                                                    --------------
                         ENTERTAINMENT-4.9%...... Time Warner,
                                                    Notes, 7.95%, 2000..........................       5,000,000        5,114,650
                                                  Walt Disney,
                                                    Notes, 8%, 1997.............................       5,000,000        5,250,000
                                                                                                                    --------------
                                                                                                                       10,364,650
                                                                                                                    --------------
                         FINANCE-21.7%........... Fleet Financial Group,
                                                    Sr. Notes, 7 1/8%, 2000.....................       5,000,000        5,081,720
                                                  GATX Capital,
                                                    Medium-Term Notes, Ser. C, 10%, 1996........       5,000,000        5,071,340
                                                  General Electric Capital,
                                                    Medium-Term Notes, Ser. A, 7 1/2%, 1998.....      10,000,000       10,307,050
                                                  General Motors Acceptance,
                                                    Medium-Term Notes, 7.35%, 1997..............       8,050,000        8,181,706
                                                  International Lease Finance,
                                                    Medium-Term Notes, Ser. E, 6.47%, 1997......       4,000,000        4,016,456
                                                  SAFECO,
                                                   Notes, 10 3/4%, 1995.........................       3,500,000        3,518,438
                                                  USL Capital,
                                                   Sr. Notes, 8 1/8%, 2000......................       5,000,000        5,264,655
                                                  U. S. Leasing International,
                                                    Sr. Notes, 8 3/4%, 2001.....................       3,800,000        4,149,091
                                                                                                                    --------------
                                                                                                                       45,590,456
                                                                                                                    --------------

DREYFUS SHORT-TERM INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              JULY 31, 1995
                                                                                                                     PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                          AMOUNT            VALUE
                                                                                                 ---------------  ----------------
                          INDUSTRIAL-25.0%        Alco Capital Resource, Medium-Term Notes:
                                                    Ser. A, 8.04%, 1997.........................   $   5,000,000     $  5,141,390
                                                    Ser. A, 6.99%, 2000.........................       3,000,000        3,023,475
                                                  Caterpillar Financial Services,
                                                    Medium-Term Notes, Ser. E, 8.16%, 1999......      10,000,000       10,484,820
                                                  Deere & Co.,
                                                    Notes, 8 1/4%, 1996.........................       3,600,000        3,663,976
                                                  Ingersoll-Rand, Medium-Term Notes:
                                                    Ser. A, 6.24%, 1997.........................       5,000,000        5,002,150
                                                    Ser. A, 6.42%, 1998..........................      9,000,000        9,000,900
                                                  John Deere Capital, Medium-Term Notes:
                                                    Ser. B, 7.37%, 2000.........................       5,000,000        5,144,400
                                                    Ser. B, 7.91%, 2000..........................      5,750,000        6,032,906
                                                  PACCAR Financial,
                                                    Medium-Term Notes, Ser. F, 7.20%, 1999......       5,000,000        5,105,695
                                                                                                                    --------------
                                                                                                                       52,599,712
                                                                                                                    --------------
                         INSURANCE-7.9%           Associates Corp. of North America,
                                                    Medium-Term Sr. Notes:
                                                    Ser. G, 7.05%, 1997.........................       6,205,000        6,289,220
                                                    Ser. G, 7 5/8%, 2000........................       5,350,000        5,543,354
                                                  SunAmerica,
                                                     Medium-Term Notes, 6.26%, 2001.............       5,000,000        4,844,800
                                                                                                                    --------------
                                                                                                                       16,677,374
                                                                                                                    --------------
                         TRANSPORTATION-4.9%..... FINOVA Capital,
                                                    Notes, 8%, 2000.............................       5,000,000        5,225,285
                                                  Ryder System,
                                                    Medium-Term Notes, Ser. 10, 7 3/4%, 1996....       5,000,000        5,068,960
                                                                                                                    --------------
                                                                                                                       10,294,245
                                                                                                                    --------------
                         FOREIGN/
                            GOVERNMENTAL-6.6%.... Canada Government Bonds,
                                                    6 1/2%, 2000................................      10,000,000       10,052,000
                                                  Ford Motor Credit,
                                                    Medium-Term Notes, 10 3/8%, 1996............       3,656,307(b)     3,759,780
                                                                                                                    --------------
                                                                                                                       13,811,780
                                                                                                                    --------------
                         U.S. GOVERNMENT          Federal Home Loan Banks, Consolidated Bonds:
                         AND AGENCIES-13.3%......   Ser. PL, 5.84%, 6/22/1998...................       9,000,000        8,926,875
                                                    5.77%, 6/29/1998............................       5,000,000        4,951,565
                                                  U.S. Treasury Notes:
                                                    9 1/4%, 1/15/1996...........................      10,750,000       10,916,292
                                                    8 7/8%, 11/15/1997..........................       2,500,000        2,653,907
                                                    9 1/8%, 5/15/1999...........................         500,000          550,000
                                                                                                                    --------------
                                                                                                                       27,998,639
                                                                                                                    --------------
                                                 TOTAL BONDS AND NOTES
                                                    (cost $206,791,144).........................                     $208,376,066
                                                                                                                    ==============


DREYFUS SHORT-TERM INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                               JULY 31, 1995
                                                                                                    PRINCIPAL
SHORT-TERM INVESTMENT-1.9%                                                                           AMOUNT            VALUE
                                                                                                 ----------------  ---------------
                                 TIME DEPOSIT;                Chemical Bank (London),
                                                                 5 7/8%, 8/1/1995
                                                                (cost $4,062,000)...............    $  4,062,000     $  4,062,000
                                                                                                                    ==============
TOTAL INVESTMENTS (cost $210,853,144)...........................................................          100.9%     $212,438,066
                                                                                                 ================   ==============
LIABILITIES, LESS CASH AND RECEIVABLES                                                                      (.9%)   $  (1,914,024)
                                                                                                 ================   ==============
NET ASSETS......................................................................................          100.0%     $210,524,042
                                                                                                 ================   ==============


NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Security exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
         July 31, 1995, these securities amounted to $2,033,660 or 1.0% of net assets.
    (b)  Denominated in Canadian Dollars.


See notes to financial statements.


DREYFUS SHORT-TERM INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                                JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $210,853,144)-see statement.....................................                                         $212,438,066
    Cash....................................................................                                              709,588
    Interest receivable.....................................................                                            4,006,535
    Receivable for subscriptions to Common Stock............................                                                1,000
    Prepaid expenses .......................................................                                               43,383
                                                                                                                   ---------------
                                                                                                                      217,198,572
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                          $   98,841
    Due to Distributor......................................................                               2,493
    Payable for investment securities purchased.............................                           5,000,000
    Dividends Payable.......................................................                           1,174,412
    Payable for Common Stock redeemed.......................................                             313,244
    Accrued expenses........................................................                              85,540        6,674,530
                                                                                                  ---------------  ---------------
NET ASSETS..................................................................                                         $210,524,042
                                                                                                                   ===============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $225,544,579
    Accumulated undistributed investment income-net.........................                                              110,728
    Accumulated net realized (loss) on investments..........................                                          (16,716,187)
    Accumulated net unrealized appreciation on investments-Note 3...........                                            1,584,922
                                                                                                                   ---------------
NET ASSETS at value applicable to 17,710,612 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized).........                                         $210,524,042
                                                                                                                   ===============
NET ASSET VALUE, offering and redemption price per share
    ($210,524,042 / 17,710,612 shares)......................................                                               $11.89
                                                                                                                          ========


See notes to financial statements.


DREYFUS SHORT-TERM INCOME FUND, INC.
STATEMENT OF OPERATIONS                                                                                YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $ 18,200,290
    EXPENSES:
      Management fee-Note 2(a)..............................................                        $  1,156,674
      Shareholder servicing costs-Note 2(b).................................                             784,942
      Prospectus and shareholders' reports-Note 2(b)........................                              62,336
      Registration fees.....................................................                              49,701
      Custodian fees........................................................                              49,504
      Professional fees.....................................................                              29,808
      Directors' fees and expenses-Note 2(c)................................                              29,610
      Miscellaneous.........................................................                              24,075
                                                                                                   --------------
                                                                                                       2,186,650
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                             785,529
                                                                                                   --------------
            TOTAL EXPENSES..................................................                                            1,401,121
                                                                                                                    --------------
            INVESTMENT INCOME-NET...........................................                                           16,799,169
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                        $(11,193,340)
    Net unrealized appreciation on investments..............................                           9,381,794
                                                                                                   --------------
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                           (1,811,546)
                                                                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $14,987,623
                                                                                                                    ==============


See notes to financial statements.



DREYFUS SHORT-TERM INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                         YEAR ENDED JULY 31,
                                                                                                 ---------------------------------
                                                                                                       1994             1995
                                                                                                 ---------------   ---------------
OPERATIONS:
    Investment income-net...................................................                      $  19,445,054     $  16,799,169
    Net realized (loss) on investments......................................                         (5,611,159)      (11,193,340)
    Net unrealized appreciation (depreciation) on investments for the year..                         (8,144,668)        9,381,794
                                                                                                 ---------------   ---------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                          5,689,227        14,987,623
                                                                                                 ---------------   ---------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................                        (19,394,002)      (16,781,257)
                                                                                                 ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                        340,428,554        79,943,038
    Dividends reinvested....................................................                         16,377,882        12,577,109
    Cost of shares redeemed.................................................                       (271,809,975)     (157,230,575)
                                                                                                 ---------------   ---------------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.....                         84,996,461       (64,710,428)
                                                                                                 ---------------   ---------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................                         71,291,686       (66,504,062)
NET ASSETS:
    Beginning of year.......................................................                        205,736,418       277,028,104
                                                                                                 ---------------   ---------------
    End of year (including undistributed investment income--net: $92,816 in 1994
      and $110,728 in 1995)....................................................                   $ 277,028,104     $ 210,524,042
                                                                                                 ===============   ===============

                                                                                                    SHARES              SHARES
                                                                                                 ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                         27,511,855         6,812,455
    Shares issued for dividends reinvested..................................                          1,337,198         1,071,488
    Shares redeemed.........................................................                        (22,144,923)      (13,377,953)
                                                                                                 ---------------   ---------------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................                          6,704,130        (5,494,010)
                                                                                                 ===============   ===============


See notes to financial statements.


DREYFUS SHORT-TERM INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
    Reference is made to page 4 of the Fund's Prospectus dated
December 1, 1995.


DREYFUS SHORT-TERM INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares, which are sold to the public without a sales load. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $9,958,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through
DREYFUS SHORT-TERM INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

July 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue-sky" regulations. However, the Manager had undertaken from August 1, 1994 through July 13, 1995, to reduce the management fee paid by the Fund, to the extent of the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from July 14, 1995 through September 30, 1995, or until such time as the net assets of the Fund exceed $350 million, regardless of whether they remain at that level, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding certain expenses as described above) exceed an annual rate of .80 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, pursuant to the undertakings, amounted to $682,003 for the year ended July 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) On August 4, 1994, Fund shareholders approved a revised Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Plan, effective August 24, 1994, the Fund (a) reimburses the Distributor for payments to certain Service Agents for distributing the Fund's shares and servicing shareholder accounts and (b) pays the Manager, Dreyfus Service Corporation or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and servicing shareholders accounts, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may pay Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year.
    Prior to August 24, 1994, the Fund's Service Plan ("prior Service Plan") provided that the Fund pay Dreyfus Service Corporation at an annual rate of
 .20 of 1% of the value of the Fund's average daily net
DREYFUS SHORT-TERM INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets, for costs and expenses in connection with advertising, marketing and distributing the Fund's shares and for servicing shareholder accounts. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Fund's shares owned by clients of the Service Agent. The prior Service Plan also separately provided for the Fund to bear the cost of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year.
    During the year ended July 31, 1995, $474,522 was chargeable to the Fund pursuant to the Plan, of which $103,526 was waived by the Fund, and $43,686 was charged pursuant to the prior Service Plan.
    (C) Prior to August 24, 1994, certain officers and directors of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each director who is not an "affiliated person" receives an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of securities, other than short-term securities, during the year ended July 31, 1995 amounted to $1,104,174,462 and $1,172,464,010, respectively.
    At July 31, 1995, accumulated net unrealized appreciation on investments was $1,584,922 consisting of $2,853,893 gross unrealized appreciation and $1,268,971 gross unrealized depreciation.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS SHORT-TERM INCOME FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS SHORT-TERM INCOME FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Term Income Fund, Inc., including the statement of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Term Income Fund, Inc. at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

Ernst & Young LLP   (signature logo)

New York, New York
August 30, 1995





                   Dreyfus Investment Grade Bond Funds, Inc.


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement


               Condensed Financial Information for the period from August 18, 1992 (commencement of operations) to July 31, 1993 and for each of the 2 years in the period ended July 31, 1995.


               Included in Part B of the Registration Statement:


                    Statement of Investments-- July 31, 1995



                    Statement of Assets and Liabilities-- July 31, 1995



                    Statement of Operations--year ended July 31, 1995



                    Statement of Changes in Net Assets--for each of the years ended July 31, 1994 and July 31, 1995


                    Notes to Financial Statements


                    Report of Ernst & Young LLP, Independent Auditors, dated August 30, 1995







All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)     Exhibits:

  (1)     Registrant's Articles of Incorporation.


  (2)     Registrant's By-Laws.

  (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of the Registration Statement on Form N-1A, filed on June 29, 1992.

  (5)     Management Agreement.


  (6)(a)  Distribution Agreement.

  (6)(b)  Forms of Service Agreement are incorporated by reference to
          Exhibit 6(b) and (6)(c) of Post-Effective Amendment Nos. 5 to the Registration Statement on Form N-1A, filed on September 28, 1994.

  (8)(a)  Custody Agreement.

  (8)(b) Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 9, 1993.

  (10)    Opinion and consent of Registrant's counsel.

  (11)    Consent of Independent Auditors.

  (15)    Shareholder Services Plan.

  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 3 to the Registration Statement on form N-1A filed on October 19, 1993.

 Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

               (a) Powers of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1994.

               (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1994.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________


            (1)                               (2)

                                                Number of Record
        Title of Class                   Holders as of November 2, 1995
        ______________                   _____________________________

        Common Stock
        (Par value $.01)                      11,376


Item 27.    Indemnification
_______     _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on August 11, 1992.

        Reference is also made to the Distribution Agreement attached as Exhibit (6) of Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________


            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation is a wholly-owned subsidiary of Dreyfus. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage Foundation
                                   230 Park Avenue
                                   New York, New York 10017;
                              Past President of Mount Holyoke College
                                   South Hadley, Massachusetts 01075;


DAVID B. TRUMAN               Former Director:
(cont'd) Student Loan Marketing Association 1055 Thomas Jefferson Street, N.W. Washington, D.C. 20006;
                              Former Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, New York 10017

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405


CHRISTOPHER M. CONDRON        Vice Chairman:
President and Chief                Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
                              Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****




STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*
and a Director                Director:
                                   The Dreyfus Trust Company++

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

HENRY D. GOTTMANN             Executive Vice President:
Vice President-Retail              Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                   Dreyfus Precious Metals, Inc.*

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President-               Department of Parks and Recreation of the
Human Resources                    City of New York
                                   830 Fifth Avenue
                                   New York, New York 10022

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation
Services                           One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+




______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.



Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC Money Market Fund, Inc.
           7)  Dreyfus BASIC Municipal Fund, Inc.
           8)  Dreyfus BASIC U.S. Government Money Market Fund
           9)  Dreyfus California Intermediate Municipal Bond Fund
          10)  Dreyfus California Tax Exempt Bond Fund, Inc.
          11)  Dreyfus California Tax Exempt Money Market Fund
          12)  Dreyfus Capital Value Fund, Inc.
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Edison Electric Index Fund, Inc.
          18)  Dreyfus Florida Intermediate Municipal Bond Fund
          19)  Dreyfus Florida Municipal Money Market Fund
          20)  Dreyfus Growth and Value Funds, Inc.
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth Opportunity Fund, Inc.
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Equity Fund, Inc.
          33)  Dreyfus Investors GNMA Fund
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Growth, L.P.
          70)  Dreyfus Strategic Income
          71)  Dreyfus Strategic Investing
          72)  Dreyfus Tax Exempt Cash Management
          73)  The Dreyfus Third Century Fund, Inc.
          74)  Dreyfus Treasury Cash Management
          75)  Dreyfus Treasury Prime Cash Management
          76)  Dreyfus Variable Investment Fund
          77)  Dreyfus-Wilshire Target Funds, Inc.
          78)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          79)  General California Municipal Bond Fund, Inc.
          80)  General California Municipal Money Market Fund
          81)  General Government Securities Money Market Fund, Inc.
          82)  General Money Market Fund, Inc.
          83)  General Municipal Bond Fund, Inc.
          84)  General Municipal Money Market Fund, Inc.
          85)  General New York Municipal Bond Fund, Inc.
          86)  General New York Municipal Money Market Fund
          87)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          88)  Peoples Index Fund, Inc.
          89)  Peoples S&P MidCap Index Fund, Inc.
          90)  Premier Insured Municipal Bond Fund
          91)  Premier California Municipal Bond Fund
          92)  Premier Capital Growth Fund, Inc.
          93)  Premier Global Investing, Inc.
          94)  Premier GNMA Fund
          95)  Premier Growth Fund, Inc.
          96)  Premier Municipal Bond Fund
          97)  Premier New York Municipal Bond Fund
          98)  Premier State Municipal Bond Fund


(b)
                                                              Positions and
Name and principal       Positions and offices with           offices with
business address         the Distributor                      Registrant
__________________       ___________________________          _____________

Marie E. Connolly+       Director, President, Chief           President and
                         Operating Officer and Compliance     Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer     Assistant
                         and Chief Financial Officer          Treasurer

John E. Pelletier+       Senior Vice President, General       Vice President
                         Counsel, Secretary and Clerk         and Secretary

Frederick C. Dey++       Senior Vice President                Vice President
                                                              and Assistant
                                                              Treasurer

Eric B. Fischman++       Vice President and Associate         Vice President
                         General Counsel                      and Assistant
                                                              Secretary

Lynn H. Johnson+         Vice President                       None

Paul Prescott+           Assistant Vice President             None

Leslie M. Gaynor+        Assistant Treasurer                  None

Mary Nelson+             Assistant Treasurer                  None

John J. Pyburn++         Assistant Treasurer                  Assistant
                                                              Treasurer

Jean M. O'Leary+         Assistant Secretary and              None
                         Assistant Clerk

John W. Gomez+           Director                             None

William J. Nutt+         Director                             None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc.,
               a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671


            2. Dreyfus Transfer, Inc.
               a subsidiary of The Dreyfus Corporation
               One American Express Plaza
               Providence, Rhode Island 02903



            3. The Bank of New York
               90 Washington Street
               New York, New York 10286



            4. The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166


Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________


  (1) To file a Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.



  (2) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.



  (3) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of November, 1995.

                   DREYFUS INVESTMENT GRADE BOND FUNDS, INC.


            BY:     /s/ Marie E. Connolly*
                    -----------------------------------------
                    Marie E. Connolly, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933. This Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                          Date
__________________________       _______________________________     ________

/s/Marie E. Connolly*            President (Principal Executive      11/28/95

------------------------------   Officer and Principal Accounting
Marie E. Connolly                Officer) and Treasurer

/s/Joseph F. Tower III*          Assistant Treasurer (Principal      11/28/95

------------------------------   Financial Officer)
Joseph F. Tower III

/s/Joseph S. DiMartino*          Chairman of the Board               11/28/95

------------------------------
Joseph S. DiMartino

/s/Lucy Wilson Benson*           Director                            11/28/95

------------------------------
Lucy Wilson Benson

/s/David W. Burke*               Director                            11/28/95

------------------------------
David W. Burke

/s/Martin D. Fife*               Director                            11/28/95
------------------------------
Martin D. Fife

/s/Whitney I. Gerard*            Director                            11/28/95
------------------------------
Whitney I Gerard

/s/Robert R. Glauber*            Director                            11/28/95
------------------------------
Robert R. Glauber

/s/Arthur A. Hartman*            Director                            11/28/95
------------------------------
Arthur A. Hartman

/s/George L. Perry*              Director                            11/28/95
------------------------------
George L. Perry

/s/Paul D. Wolfowitz*            Director                            11/28/95
------------------------------
Paul Wolfowitz


*BY:   Eric B. Fischman
       -----------------------
       Eric B. Fischman,
       Attorney-in-Fact





                                 EXHIBIT INDEX

                                                       Page

     Articles of Incorporation

     Registrant's By-Laws

     Custody Agreement

     Shareholder Services Plan

     Distribution Plan

     Opinion of Registrant's Counsel

     Consent of Independent Auditors